UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/27/2006

QUEPASA Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-25565

Nevada	86-0879433
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7550 E. Redfield Rd.
Suite A
Scottsdale, AZ 85260
(Address of principal executive offices, including zip code)

480-348-2665
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 24, 2006, Quepasa Corporation issued a press release announcing that Michael D. Matte has joined Quepasa Corporation's Board of Directors. Mr. Matte is an independent director and will chair the Board's Audit Committee. A copy of the press release is attached to this report as an exhibit and is incorporated herein by reference.

On July 24, 2006, Marco Delgado, resigned from the Board of Directors of Quepasa Corporation.

Item 9.01.    Financial Statements and Exhibits

99.1 Press release dated July 24, 2006 on Matte joining Board.

99.2 Letter of resignation from Marco Delgado.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEPASA Corporation

Date: July 27, 2006	By:	/s/ Charles B. Mathews
Charles B. Mathews
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.2	Letter of resignation from Marco Delgado.
EX-99.1	Michael Matte press release on joining Board